HSBC FUNDS
HSBC Opportunity Fund
Supplement dated October 10, 2018
to the Prospectus dated February 28, 2018 (as supplemented from time to time)
(the “Prospectus”)

The Board of Trustees of HSBC Funds, at the recommendation of HSBC Global Asset Management (USA), Inc., recently approved a reduction in the minimum initial investment for the HSBC Opportunity Fund (Class I Shares) (the “Fund”). Effective immediately, the minimum initial investment for Class I Shares of the Fund is reduced from $5,000,000 to $1,000,000.

Accordingly, the following changes are being made to the Fund’s Prospectus effective immediately:

The following replaces in its entirety the “HSBC Opportunity Fund—Summary Section—Class I—Purchasing and Selling Your Shares” section of the Prospectus:

Purchasing and Selling Your Shares
Generally, you may purchase or redeem Fund shares on any business day by mail (HSBC Funds, PO Box 8106, Boston, MA 02266-8106), wire transfer, or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment*
Class I Shares	$1,000,000	$0

*	Omnibus accounts are eligible to meet the minimum at the omnibus account level.

The following replaces in its entirety the “Investment Minimum” table in the “Purchasing and Adding to Your Shares” subsection of the “Shareholder Information” section of the Prospectus:

Class A or C Shares	Minimum Initial Investment*	Minimum Subsequent Investment*
Regular
(non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic
Investment Plan	$250	$25
Class I Shares**	$1,000,000	$0
*	Omnibus accounts are eligible to meet the minimums at the Omnibus account level.
**	Class I Shares are available for investment by investment companies advised by the Adviser without regard to these minimums. Investment minimums for Class I Shares have been lowered for share purchases made by employees of the Adviser and its affiliates and by members of the HSBC Funds’ Board of Trustees.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
FUTURE REFERENCE.